EXHIBIT 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                 PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      I, Marc Walther, certify to the best of my knowledge based upon a review of the Quarterly Report on Form 10-QSB of AmeriChip International Inc. for the fiscal quarter ended May 31, 2004 (the "Form 10-Q"), that the Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended, and that information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of AmeriChip International Inc. for the periods covered by the Form 10-Q.

Dated:  July 15, 2004                 By: /s/ Marc Walther
                                          --------------------------------------
                                           Marc Walther, Chief Executive Officer
                                           and Principal Financial Officer